Exhibit 99.4

NON-COMPETITION AGREEMENT

This Non-Competition Agreement (“Agreement”), dated April 10, 2017, is entered into by and among Unified Grocers, Inc., a California corporation (the “Company”), Supervalu Inc., a Delaware corporation (“Parent”), and Robert M. Ling, Jr. (“Ling”).

RECITALS

A.	Pursuant to the terms of the Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”), dated as of the date hereof, by and among the Company, Parent and West Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub will be merged with and into the Company (the “Merger”), with the Company as the surviving corporation (the “Surviving Corporation”).

B.	Ling holds notional interests in the equity of the Company and, as a result of the Merger, will receive a direct and substantial economic benefit from the Merger.

C.	As an inducement and a condition to Parent entering into the Merger Agreement and to consummate the Merger and other transactions contemplated by the Merger Agreement, to protect Parent’s legitimate interest in the goodwill and other assets associated with the business of the Company, and in consideration of the benefits to be received by Ling therefrom and under this Agreement, Ling has agreed to enter into this Agreement.

D.	Ling, Parent and the Company acknowledge and agree that it is their intention that the covenants included in this Agreement be valid, legal and enforceable.

E.	This Agreement shall become effective on the date the Merger provided for in the Merger Agreement becomes effective (the “Closing Date”). If the Merger Agreement terminates for any reason before the Closing Date occurs, this Agreement will be void ab initio and will be of no further force or effect.

AGREEMENT

In consideration of Parent’s and the Company’s performance under the Merger Agreement and of the representations, warranties, covenants, and agreements herein contained, including without limitation Parent’s agreement to pay the Non-Competition Payments (as defined in this Agreement) subject to the terms and conditions of this Agreement, the parties hereto agree as follows:

1. Definitions. Capitalized terms not defined in this Agreement have the meaning assigned to those terms in the Merger Agreement. The following definitions also apply to this Agreement:

(a) Competing Business. “Competing Business” means the business of operating grocery wholesale and food distribution businesses, including full-service and specialty businesses (e.g., natural, organic, fresh, gourmet and ethnic) serving supermarket, specialty, restaurant supply and convenience store operators in the Marketing Area and the ancillary financing and support services provided thereto. It is acknowledged and agreed that Ling’s participation in government relations activities and participation in and/or the provision of advisory and consultancy services to trade associations which serve the retail and wholesale grocery industry (e.g., California Grocers Association, Food Marketing Institute, National Grocers Association, Retailer Owned Food Distributors and Associates) shall not be deemed to be a Competing Business.

(b) Directly or Indirectly. “Directly or Indirectly” means either (a) directly by such Person, or in such Person’s own name or as the successor of such Person, or (b) indirectly, through some other Person, or in the name or on behalf of some Person, whether acting as an officer, director, stockholder, owner, partner, member, trustee, beneficiary, employee, promoter, consultant, technical adviser, agent, lender, manager or otherwise or as the assign of any such Person.

(c) Marketing Area. “Marketing Area” means the states served by the Company as of the date of this Agreement (e.g., California, Oregon, Washington, Hawaii, Nevada, Texas, Utah, New Mexico, Arizona and Alaska).

(d) Non-Competition Payment. “Non-Competition Payment” means a cash payment by Parent to Ling of $145,833.34.

(e) Separation from Service. “Separation from Service” means Ling’s separation from service from the Company, within the meaning of Treas. Reg. § 1.409A-1(h).

(f) Term. “Term” means the period of time beginning on Ling’s Separation from Service and ending on the one (1) year anniversary of Ling’s Separation from Service.

2. Conditions for Non-Competition Payments.

(a) As a condition to the payment of each Non-Competition Payment, during the month to which such Non-Competition Period relates (i.e., the month ending with the payment date described in Section 2(e), not taking into account for this purpose any delay in payment required by Section 2(f)), Ling shall not, Directly or Indirectly:

(i) serve as a partner, principal, licensor, licensee, employee, consultant, officer, director, manager, agent, affiliate, representative, advisor, promoter, associate, investor, or otherwise for any Competing Business;

(ii) own, purchase, organize or take preparatory steps for the organization of any Competing Business;

(iii) build, design, finance, acquire, lease, operate, manage, control, invest in, work, enter into, engage in or prepare to enter into or engage in or consult for or otherwise join, participate in or affiliate with, any Competing Business;

(iv) promote or assist financially, technically, creatively or otherwise, any Person engaged in a Competing Business;

(v) solicit or attempt to solicit, on behalf of or for the benefit of a Competing Business, the business or patronage of any person, firm, corporation, partnership, association, or other entity with whom the Company had any business contact during the twelve (12) month period immediately prior to the Closing Date;

(vi) induce or attempt to induce any then current employee of the Company to leave employee’s position with the Company or otherwise interfere with the Company’s relationship with any of its then current employees;

(vii) induce or attempt to induce any then current independent contractor or consultant of the Company to cease doing business with the Company or otherwise alter his, her or its relationship with the Company that is harmful to the Company;

(viii) otherwise attempt to disrupt, damage, impair or interfere with the business of Parent, the Company or their respective Affiliates; or

(ix) make any intentionally untrue, intentionally damaging or disparaging statements, whether written or oral, regarding Parent, the Company or their respective Affiliates or any other statements that are or could reasonably be expected to be detrimental to Parent, the Company or their respective Affiliates.

For avoidance of doubt, this Agreement does not prohibit Ling from engaging in any activity. Rather, this Agreement provides Ling an opportunity to earn monthly Non-Competition Payments in exchange for Ling refraining from engaging in any of the activities described in this Section 2(a).

(b) Nothing in this Section 2 shall be deemed to prevent or limit the right of Ling to be a passive owner, without any management responsibility or authority, of capital stock or other securities of any Person if such securities are regularly traded on any national securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; provided, however, that such passive ownership interest of Ling will not exceed, Directly or Indirectly, 2% of the issuer’s outstanding equity.

(c) Notwithstanding any other language in this Agreement to the contrary, at any point in time during the Term Ling may notify Parent in writing that Ling is electing to cease to abide by any or all of the payment conditions identified in Section 2(a), in which case Ling will immediately cease to have any right to receive any additional Non-Competition Payments, Parent will immediately cease to pay Ling any additional Non-Competition Payments, and Ling will be permitted to engage in any of the activities described in Section 2(a). For avoidance of doubt, the restrictions identified in Section 2(a) are not intended to be post-employment restrictive covenants, but rather legally enforceable conditions that Ling voluntarily may choose to fulfill in order to earn the Non-Competition Payments.

(d) Except as otherwise provided in Section 2(c), Parent may cease to make Non-Competition Payments prior to the end of the Term only if (i) Parent has conclusive evidence that Ling is violating any of the payment conditions identified in Section 2(a), (ii) Parent provides written notice to Ling that Parent has concluded Ling has violated one or more of the payment conditions identified in Section 2(a), including a detailed description of such violations, and (iii) Ling has not cured such violation within twenty (20) days of Ling’s receipt of such written notice from Parent. If each of the requirements identified in (i) through (iii) in this Section 2(d) are satisfied, then Ling will thereafter be immediately released from any further obligation to comply with the payment conditions identified in Section 2(a), Ling will then cease to have any right to receive any additional Non-Competition Payments and Parent may immediately cease to pay Ling any additional Non-Competition Payments.

(e) Each Non-Competition Payment relates to one month during the Term. Except as otherwise provided in Section 2(c), 2(d) or 2(f), the first Non-Competition Payment will be paid no later than thirty (30) days following Ling’s Separation from Service and subsequent Non-Competition Payments will be paid within three (3) business days of the corresponding day of the following eleven (11) months. For example, if Ling’s Separation from Service occurs on June 5th, the first Non-Competition Payment will be paid no later than July 5th and the subsequent Non-Competition Payments will be paid within three (3) business days of the 5th day of each of the following eleven (11) months, in each case subject to Sections 2(c), 2(d) and 2(f).

(f) To the extent compliance with the requirements of Treas. Reg. § 1.409A-3(i)(2) (or any successor provision) is necessary to avoid the application of an additional tax under Section 409A of the Internal Revenue Code of 1986 (as amended and including any adopted regulations related thereto) to the Non-Competition Payments, then notwithstanding any other provision of this Agreement, any Non-Competition Payments that are otherwise payable prior to the six (6) month anniversary of Ling’s Separation from Service will be deferred and paid to Ling in a lump sum on the next scheduled Non-Competition Payment date under this Agreement that is after the six (6) month anniversary of Ling’s Separation from Service. For purposes of the application of Treas. Reg. § 1.409A-1(b)(4) (or any successor provision), each payment in a series of payments under this Agreement will be deemed a separate payment.

(g) Except as otherwise provided in Section 2(c) or 2(d), if (i) Parent fails to timely make any Non-Competition Payment that Ling is entitled to receive under this Agreement within the applicable period in accordance with Section 2(e) (or, if applicable, Section 2(f)), (ii) Ling provides written notice of the failed payment to Parent, and (iii) Parent thereafter does not deliver the late Non-Competition Payment to Ling within ten (10) business days after receipt of Ling’s written notice, then, in addition to any other remedies available to Ling, Parent shall reimburse Ling for his reasonable attorneys’ fees and costs to enforce Ling’s right to receive any such Non-Competition Payment, subject to a final determination of a court of competent jurisdiction that Parent’s failure to pay the Non-Competition Payment(s) breached Parent’s obligations under this Agreement.

(h) Parent may deduct from any Non-Competition Payments made to Ling hereunder any withholding or other taxes which Parent is required or authorized to deduct under applicable law.

3. Reasonableness of Restrictions. Ling acknowledges and agrees that this Agreement allows Ling to pursue his occupation without any restrictions. Ling acknowledges that the limitations of length of time and scope of activity agreed to in this Agreement are reasonable because, among other things: (a) the Company and Parent are engaged in a highly competitive industry, (b) Ling has had unique access to the trade secrets and know-how of the Company and Parent, including the plans and strategy (and, in particular, the competitive strategy) of the Surviving Corporation, (c) this Agreement provides no more protection than is necessary to protect Parent’s interests in the Company’s goodwill, trade secrets and confidential information, and (d) Ling is free to choose to cease to abide by any or all of the Non-Competition Payment conditions described in Section 2(a), subject to the consequence of ceasing to receive any additional Non-Competition Payments as explained in Section 2.

4. Expenses. Except as otherwise may be agreed in writing or otherwise set forth in this Agreement, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such costs, fees and expenses.

5. Entire Agreement. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

6. Assignment; Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties to this Agreement, and any purported assignment or other transfer without such consent shall be void and unenforceable. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors.

7. Governing Law; Venue. Pursuant to Section 925(e) of the California Labor Code Ling has consulted with counsel in connection with the negotiation of this Agreement and upon the advice of counsel agrees that this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. Each of the parties to this Agreement hereby irrevocably and unconditionally submits, for itself and its assets and properties, to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware (collectively, the “Chosen Courts”), in any claim, action, suit, proceeding, arbitral action, hearing, criminal prosecution, investigation, inquiry, audit or examination, in each case by or before any Governmental Authority, as to which written notice has been provided to the applicable party (“Action”) arising out of or relating to this Agreement, the agreements delivered in connection with this Agreement, or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment relating thereto, and each of the parties to this Agreement hereby irrevocably and unconditionally (a) agrees not to commence any such Action except in such courts; (b) agrees that any claim in respect of any such Action may be heard and determined in the Chosen Courts; (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Action in any such Chosen Court; and (d) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in any such Chosen Court. Each of the parties to this Agreement hereby agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

8. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

9. Reformation. If any court determines that the restrictions set forth in Section 2 of this Agreement are unenforceable, then the parties request such court to reform those provisions to the maximum restrictions, term, scope or geographic area that such court finds enforceable.

10. Severability. Each provision or portion of any provision of this Agreement, including Section 2, will be construed as separate and individual and whenever possible, will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

11. Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (a) in the case of an amendment, by Parent and Ling to be bound by such amendment, and (b) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12. Notices. Notices required to be given under this Agreement must be in writing and will be deemed to have been given when notice is personally served, one business day after notice is sent by reliable overnight courier, or three business days after notice is mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the last known residence address of Ling or, in the case of Parent, to its principal office, to the attention of Parent’s CEO and General Counsel, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address will be effective only upon receipt by the other party.

13. Counterparts. The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement.

14. Section Headings. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ROBERT M. LING, JR.

By:	/s/ Robert M. Ling, Jr.

Name:	Robert M. Ling, Jr.

UNIFIED GROCERS, INC.

By:	/s/ Mary M. Kasper

Name:	Mary M. Kasper

Title:	Senior Vice President, General Counsel and Secretary

SUPERVALU INC.

By:	/s/ Karla C. Robertson

Name:	Karla C. Robertson

Title:	General Counsel